MANAGERS AMG FUNDS

GW&K MULTI-CAP EQUITY FUND

CLASS A

INSTITUTIONAL CLASS

Supplement dated May 20, 2009 to the

Prospectus and Statement of Additional Information dated May 1, 2009

Important Notice Regarding Change in Investment Policy

The following information supplements and supersedes any information to the contrary relating to the GW&K Multi-Cap Equity Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated May 1, 2009.

On May 20, 2009, the Board of Trustees of the Fund approved the following changes to the Fund: (1) the conversion of the Fund’s investment strategy from Multi-Cap equity to Small Cap equity; (2) a name change from GW&K Multi-Cap Equity Fund to GW&K Small Cap Equity Fund; and (3) a new three share class structure, as more fully described below (collectively, the “Conversion”). Gannett, Welsh & Kotler LLC (“GW&K” or the “Subadvisor”) currently serves as the Fund’s subadvisor and will continue to serve as subadvisor and manage the Fund’s portfolio after the Conversion. GW&K has been managing small cap equity separately managed account portfolios since 2000, with approximately $280 million of assets in small cap equity portfolios under management as of March 31, 2009.

Under the Conversion, current Class A shareholders will become shareholders of either the Institutional Class or Service Class shares, depending on whether the value of Class A shares in a shareholder’s account meets either the Institutional or Service Class investment minimum described below. The Conversion will not increase the Fund’s investment management fee paid or increase the annual operating expenses that shareholders currently bear, as Institutional Class and Service Class shares have lower annual operating expenses than Class A shares. There will be no change in the overall value of your shares resulting from the Conversion, as shareholders will receive Service or Institutional Class shares with the same net asset value as the Class A shares currently held. For federal income tax purposes, no gain or loss will be recognized as a result of the Conversion.

The Conversion will occur on or about July 27, 2009 (the “Effective Date”). On the Effective Date, the Fund will change its name to GW&K Small Cap Equity Fund. Also as of the Effective Date, the following information will replace the corresponding information currently in the Prospectus and SAI dated May 1, 2009 under the same heading; this information supplements and supersedes any information to the contrary relating to the Fund as of the Effective Date:

Objective

The investment objective of the GW&K Small Cap Equity Fund (the “Fund”) is to provide investors with long-term capital appreciation.

Focus

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund previously had a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund will ordinarily invest in approximately 55-75 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those within the market capitalization range of the Russell 2000® Index (the “Benchmark”) at the time of purchase. The Fund previously compared its performance to the Russell 3000® Index. As of December 31, 2008, the Benchmark had a market capitalization range of approximately $7.8 million to $7.1 billion.

Principal Investment Strategies

The Subadvisor utilizes fundamental research and bottom-up stock selection to identify small cap companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long-term. The Fund aims to participate in rising markets and defend in down markets. The Fund invests in an unrestricted opportunity set, pursuing quality companies with either growth or value oriented characteristics.

The Subadvisor focuses on quality small cap companies with sound management and long-term sustainable growth regardless of style. In selecting companies for the Fund, the Subadvisor looks for firms with the following key attributes:

•	Experienced tenured, high-quality management;

•	Business models that deliver consistent long-term growth;

•	Leading companies in attractive and defensible niche markets;

•	Strong financial characteristics; and

•	Appropriate valuation.

The Subadvisor intends to assemble a portfolio of securities diversified as to companies and industries. The Subadvisor generally expects that each economic sector within the Russell 2000® Index will be represented in the Fund’s portfolio. The Subadvisor may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

Various factors may lead the Subadvisor to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadvisor believes the security has become overvalued.

Principal Risks

• Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

• Liquidity Risk—particular investments may be difficult to sell at the best price.

• Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

• Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

• Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

• Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Fund Management—GW&K Small Cap Equity Fund

Currently, Edward B. White, CFA, is the sole portfolio manager who manages the Fund’s portfolio and multi-cap equity strategy. After the Conversion, Daniel L. Miller, CFA and Jeffrey W. Thibault, CFA will be the portfolio managers jointly and primarily responsible for the day-to-day management of the Small Cap Equity Fund’s portfolio. Mr. Miller joined GW&K in 2008 as Senior Vice President and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment and financial consultant for various companies from 2004-2008, until he joined GW&K. Mr. Thibault has been a Vice President and portfolio manager for GW&K’s Small Cap Equity and Small/Mid Cap Equity Strategies since November 2004. Prior to November 2004, Mr. Thibault worked for The Bank of New York as an analyst on the Small Cap Growth investment team.

Choosing a Share Class

Investors can choose between three classes of shares of the Fund: Investor Class, Service Class, and Institutional Class. As described below, the classes differ to the extent they bear certain class specific expenses. When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses of the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

Investor Class

The GW&K Small Cap Equity Fund’s Class A shares have been redesignated as Investor Class shares as of the date of this Prospectus. Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases the Fund’s shares at the Investor Class’ NAV per share. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. Shareholders in Investor Class shares also pay annual distribution and service (12b-1) fees of 0.25%.

Service Class

Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases the Fund’s shares at the Service Class’ NAV per share. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. The Service Class shares do not pay annual 12b-1 distribution and service fees.

Institutional Class

Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases the Fund’s shares at the Institutional Class’ NAV per share. In addition, shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. The Institutional Class shares also do not pay annual 12b-1 distribution and service fees.

Investment Minimums

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Investor Class:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100

Service Class
• Regular Accounts	$25,000	$100
• Individual Retirement Accounts	$10,000	$100

Institutional Class
• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

If you have any questions regarding the Conversion, please call Managers at 1-800-835-3879.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE